UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2013

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) today announced that two of its directors, David M. Cote and Ellen V. Futter, have retired from its Board of Directors effective at the close of business on July 18, 2013.  The Firm also announced that it intends to appoint new directors to the Board later this year.

A copy of the Firm's press release dated July 19, 2013 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1
The Firm's press release dated July 19, 2013, announcing the retirement of David M. Cote and Ellen V. Futter from its Board of Directors. The press release also announced the Firm's intent to appoint new directors to the Board later this year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Anthony J. Horan
Anthony H. Horan
Corporate Secretary

Dated:	July 19, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1
The Firm's press release dated July 19, 2013, announcing the retirement of David M. Cote and Ellen V. Futter from its Board of Directors. The press release also announced the Firm's intent to appoint new directors to the Board later this year.

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